UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) February 19, 1997

                                   SPSS Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                 33-64732                  36-2815480
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
      of Incorporation)          File Number)             Identification No.)

                  444 N. Michigan Ave, Chicago, Illinois 60611
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 329-2400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)







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Item 7:  Financial Statement and Exhibits


     On February 19, 1997, SPSS Inc. (the "Registrant") issued a news release announcing its revenues and earnings for the fourth quarter and year ended December 31, 1996. Attached hereto and incorporated herein by this reference is the news release of the Registrant.



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      SPSS Inc.
                                                                    (Registrant)




                                                             Date: March 3, 1997
                                                         By: /s/Robert Brinkmann
                                                                      Controller

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


                                  EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit


99.1 News Release of SPSS, issued February 19, 1997, announcing fourth quarter and year-end revenues.



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